EXHIBIT 10.4


                                                                     [Execution]


                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         This Intercreditor and Subordination Agreement ("Intercreditor Agreement") dated as of November 8, 2006 is by and between Fortress Credit Corp., a Delaware corporation, in its capacity as agent pursuant to the Senior Creditor Agreements (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, the "Senior Creditor Agent" as hereinafter further defined), the parties to the Senior Creditor Agreements as lenders (collectively, together with Senior Creditor Agent, the "Senior Creditors" as hereinafter further defined), and The Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as agent pursuant to the Noteholder Agreements (as hereinafter defined) acting for and on behalf of the holders of the Convertible Notes as defined below (in such capacity, the "Noteholder Agent" as hereinafter further defined), and the holders of the Convertible Notes (the "Noteholders" as hereinafter further defined). Senior Creditors, Noteholder Agent and the Noteholders are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Aerobic Creations, Inc., to be known as Summit Global Logistics, Inc., a Delaware corporation ("Summit") and certain of its subsidiaries as set forth on Exhibit A hereto (Summit, together with such subsidiaries being, collectively, "Borrowers" as hereinafter further defined) have entered or are about to enter into financing arrangements with Senior Creditors, pursuant to which Senior Creditors have made term loans and may, upon certain terms and conditions, make revolving loans and provide other financial accommodations to Borrowers secured by substantially all of the assets and properties of Borrowers, and the obligations of Borrowers to Senior Creditors are guaranteed by the subsidiaries of Summit set forth on Exhibit B hereto (collectively, "Guarantors" as hereinafter further defined, and together with Borrowers, collectively, "Debtors" as hereinafter further defined) which guarantees are secured by substantially all of the assets and properties of Guarantors;

         WHEREAS, Summit has issued or is about to issue its Senior Secured Convertible Notes in the original aggregate principal amount of $65,000,000 (collectively, the "Convertible Notes" as hereinafter further defined) pursuant to the Securities Purchase Agreement (Notes and Warrants), dated on or about the date hereof, by and among Summit, Maritime Logistics U.S. Holdings Inc. and the holders of the Convertible Notes (the "Securities Purchase Agreement" as hereinafter further defined);

         WHEREAS, Creditors desire to enter into this Intercreditor Agreement to
(i) confirm the relative priority of the security interests of each Creditor in the assets and properties of Debtors, (ii) provide for the orderly sharing among Creditors, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, and (iii) agree upon the terms of the subordination in right of payment of the obligations of Debtors to the Noteholder Agent and the Noteholders to the obligations of Debtors to Senior Creditors and related matters;

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         NOW THEREFORE, in consideration of the mutual benefits accruing to
Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. DEFINITIONS

         As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

         1.1 "Agents" shall mean collectively Senior Creditor Agent and Noteholder Agent, each sometimes being referred to herein individually as an "Agent".

         1.2 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Noteholder Creditor Agreements.

         1.3 "Borrowers" shall mean, collectively, the companies listed on Exhibit A hereto, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor in possession on behalf of any of such persons or on behalf of any such successor or assign; each sometimes being referred to herein individually as a "Borrower".

         1.4 "Collateral" shall mean all of the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by any Debtor in or upon which any of Creditors at any time has a Lien, and including, without limitation, all proceeds of such property and interests in property.

         1.5 "Convertible Notes" shall mean, collectively, the Senior Secured Convertible Notes issued by MLI pursuant to the Securities Purchase Agreement payable to the Noteholders in the original aggregate principal amount of $65,000,000, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

         1.6 "Creditors" shall mean, collectively, Senior Creditors and Noteholder Creditors and their respective successors and assigns.

         1.7 "Debtors" shall mean, collectively, Borrowers and Guarantors; each sometimes being referred to herein individually as a "Debtor".

         1.8 "Default Notice" shall mean any written notice from Senior Creditor Agent to Noteholder Agent of a Senior Creditor Default sent pursuant to and in accordance with Section 3.3 hereof.

         1.9 "Enforcement Action" shall mean the exercise by any Senior Creditor, or by any Debtor on behalf of and at the request of a Senior Creditor, of any of the enforcement rights and remedies with respect to the Collateral under the Senior Creditor Agreements of such Senior Creditor, applicable law or otherwise at any time on or after an event of default under the Senior Creditor Agreements, including, without limitation, any or all of the following: any sale or any appointment of a receiver in respect of any Collateral, the making of any petition or application to or vote in favor of any resolution for the winding up, dissolution, administration or implementation of a voluntary arrangement in relation to any Debtor, any motion to vacate any


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stay on enforcement of its Liens on the Collateral, solicitation of bids from third parties to conduct the liquidation of Collateral, the engagement or retention of third parties for the purposes of valuing, marketing, promoting or selling all or any material portion of the Collateral, the commencement of any action to foreclose on its Lien on all or any material portion of the Collateral, notification of account debtors to make payments to such Senior Creditor or its agents, any action to take possession of any Collateral or commencement of any legal proceedings or actions seeking payment of any indebtedness owing to such Senior Creditor or otherwise in connection with the preservation or protection of any of the Collateral, its value or any rights or remedies of such Senior Creditor therein.

         1.10 "Guarantors" shall mean collectively, the companies listed on Exhibit B hereto and any other person that at any time after the date hereof becomes a party to a guarantee in favor of any Senior Creditor in respect of any of the Senior Debt or any Noteholder Creditor in respect of any of the Noteholder Debt, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor in possession on behalf of any of such persons or on behalf of any such successor or assign; each sometimes being referred to herein individually as a "Guarantor".

         1.11 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other Federal, State or foreign bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, administrator, manager, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

         1.12 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

         1.13 "Maximum Senior Debt" shall mean the amount equal to the sum of:
(a) $65,000,000, plus (b) Senior Creditor Agent Advances of up to the greater of
(i) $10,000,000 at any time outstanding or (ii) ten (10%) percent of the Total Commitments (as such term is defined in the Senior Creditor Loan Agreement), plus (c) such other indebtedness that may be permitted to be incurred from time to time on or after the date hereof under the terms of the Convertible Notes as Permitted Senior Indebtedness as such term is defined in the Convertible Notes.

         1.14 "Noteholder Agent" shall mean The Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as collateral agent pursuant to the Securities Purchase Agreement and the other


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applicable Noteholder Agreements, and its successors and assigns, including any replacement or successor trustee or agent or any additional trustee or agent.

         1.15 "Noteholder Agreements" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Convertible Notes; (b) the Securities Purchase Agreement; and (c) all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of Noteholder Agent or any Noteholder in connection therewith or related thereto.

         1.16 "Noteholder Creditors" shall mean, collectively, the Noteholder Agent and the Noteholders; sometimes being referred to herein individually as a "Noteholder Creditor".

         1.17 "Noteholder Debt" shall mean all present and future indebtedness, obligations, and liabilities of each Debtor to any Noteholder Creditor under any of the Noteholder Agreements, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding or other similar proceeding. Without limiting the generality of the foregoing, the Noteholder Debt includes (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any such Person under any of the Noteholder Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Convertible Notes or after the commencement of any Insolvency Proceeding with respect to such Debtor (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Noteholder Creditor (in its discretion) may elect to pay or advance on behalf of such Person.

         1.18 "Noteholders" shall mean, collectively, the persons listed on Exhibit C hereto and their respective successors and assigns, and any other person that at any time is the owner or holder, directly or indirectly, of record or beneficially, of any of the Convertible Notes; sometimes being referred to herein individually as a "Noteholder".

         1.19 "Payment Default" shall have the meaning set forth in Section 3.3 hereof.

         1.20 "Payment in full" or "payment in full" shall mean (a) as to any Senior Debt, (i) the final payment and satisfaction in full in immediately available funds of all of such Senior Debt (other than the Senior Debt described in clause (b) of this definition), (ii) payment in full in immediately available funds of cash collateral (or at the option of Senior Creditor Agent, instead of such cash collateral, the delivery to Senior Creditor Agent of a letter of credit issued for the account of Borrowers, in form and substance reasonably satisfactory to Senior Creditor Agent, by an issuer acceptable to Senior Creditor Agent and payable to Senior Creditor Agent as beneficiary) for (A) letters of credit issued under or pursuant to the Senior Creditor Loan Agreement in an amount equal to one hundred five (105%) percent of the amount of such letters of credit, (B) any payments that have been provisionally credited to the Senior Debt and for


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which Senior Creditor Agent or other Senior Creditors have not received final payment, (C) any continuing obligations (contingent or otherwise) that Senior Creditor Agent or any Senior Creditor has pursuant to any Control Agreement (as such term is defined in the Senior Creditor Loan Agreement), and (D) liabilities of Senior Creditors in respect of matters or circumstances known to a Senior Creditor at the time which are reasonably expected to result in any loss, cost, damage or expense (including attorneys' fees and legal expenses) to any Senior Creditor for which Senior Creditors are entitled to indemnification by Debtors and (iii) the termination of the commitments of the Senior Creditors (but not including for this purpose the refinancing or replacement of the Senior Creditors) and (b) as to the Noteholder Debt, the final payment and satisfaction in full in immediately available funds of all of such Noteholder Debt. If after receipt of any payment of, or proceeds of collateral applied to the payment of, either any Senior Debt or Noteholder Debt, as the case may be, any Senior Creditor or Noteholder Creditor is required to surrender or return such payment or proceeds to any person for any reason, then the Senior Debt or Noteholder Debt, as applicable, intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by such Senior Creditor or Noteholder Creditor, as the case may be. The term "paid in full" as used herein shall have the same meaning as the term "payment in full". Notwithstanding anything to the contrary contained herein, for purposes of this definition, the Senior Debt shall not include the principal amount of the Senior Debt (but not interest, costs, expenses or other charges at any time payable by Debtor to Senior Creditor or charged by Senior Creditor to the loan account of Debtor maintained by Senior Creditor) in excess of the Maximum Senior Debt and the Noteholder Debt shall not include the principal amount of the Noteholder Debt in excess of $65,000,000 as reduced by all payments, whether mandatory or optional, in respect thereof.

         1.21 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.22 "Securities Purchase Agreement" shall mean the Securities Purchase Agreement (Notes and Warrants), dated on or about the date hereof, by and among Summit, Maritime Logistics U. S. Holdings, Inc. and the Noteholder Creditors in connection with the Convertible Notes and warrants, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.23 "Senior Creditor Agent" shall mean Fortress Credit Corp., a Delaware corporation, and its successors and assigns in its capacity as agent pursuant to the Senior Creditor Agreements acting for and on behalf of the other Senior Creditors and any successor or replacement agent.

         1.24 "Senior Creditor Agent Advances" shall mean loans or advances by Senior Creditor Agent, which Senior Credit Agent, in its sole discretion, deems necessary or desirable either to preserve or protect the Collateral or to prepare for sale or lease or other disposition of the Collateral (or any portion thereof) or to enhance the likelihood or maximize the amount of repayment by Debtors of the Senior Debt.

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         1.25 "Senior Creditor Agreements" shall mean, collectively, the Senior
Creditor Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of any Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt).

         1.26 "Senior Creditor Loan Agreement" shall mean the Loan Agreement, dated on or about the date hereof, by and among Debtors and Senior Creditors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.27 "Senior Creditor Default" shall mean a Default or Event of Default as such terms are defined in the Senior Creditor Agreements and for purposes of
Section 3.3(b) hereof shall include the failure of Summit or any other Debtor to cause a registration statement with respect to the Convertible Notes to be registered with, or declared effective by, the Securities Exchange Commission in accordance with the requirements of any of the Noteholder Agreements.

         1.28 "Senior Creditors" shall mean, collectively, Senior Creditor Agent and any other person party to the Senior Creditor Agreements as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt or is otherwise party to the Senior Creditor Agreements as a lender).

         1.29 "Senior Debt" shall mean all present and future indebtedness, obligations, and liabilities of each Debtor to any Senior Creditor under any of the Senior Creditor Agreements, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding or other similar proceeding. Without limiting the generality of the foregoing, the Senior Debt includes (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any such Person under any of the Senior Creditor Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Loan Agreement or after the commencement of any Insolvency Proceeding with respect to such Debtor (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Senior Creditor (in its discretion) may elect to pay or advance on behalf of such Person.

         1.30 "Summit" shall mean Aerobic Creations, Inc., to be known as Summit Global Logistics, Inc., a Delaware corporation, together with its successors and assigns including, without limitation, a receiver, trustee or debtor in possession on behalf of such person or on behalf of any such successor or assigns.

         1.31 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall


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include the corresponding masculine, feminine and neuter forms. The words
"include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified,
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, and as to any Debtor shall be deemed to include a receiver, trustee or debtor-in-possession on behalf of any of such person or on behalf of any such successor or assign, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         2. SECURITY INTERESTS; PRIORITIES; REMEDIES

         2.1 ACKNOWLEDGEMENT OF LIENS. Each Creditor hereby acknowledges that the Noteholder Agent, for the benefit of itself and the Noteholders, has been granted a Lien upon the Collateral to secure the Noteholder Debt and Senior Creditor Agent, for the benefit of itself and the other Senior Creditors, has been granted a Lien upon the Collateral to secure the Senior Debt.

         2.2 PRIORITY OF LIENS. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of any Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Collateral of Senior Creditor Agent have and shall have priority over the Liens upon the Collateral of the Noteholder Agent and such Liens of Noteholder Agent are and shall be, in all respects, junior and subordinate to the Liens of Senior Creditor Agent therein to the full extent of the Senior Debt; PROVIDED, THAT, the principal amount of the Senior Debt (but not interest, costs, expenses or other charges at any time payable by any Debtor to any Senior Creditor or charged by Senior Creditor Agent to the loan account of any Debtor maintained by Senior Creditor Agent except as provided below) in excess of the Maximum Senior Debt at any time outstanding (together with the interest on such excess) shall not be entitled to the benefit of the priority of the security interest of Senior Creditor Agent provided for herein.

         2.3 RIGHTS OF THIRD PARTIES; NO CONTEST OF LIEN. Except as otherwise expressly provided in Section 2.8, each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on any Senior Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Each Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the

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Liens upon the Collateral of the other Creditor and that as between Senior
Creditors and Noteholder Creditors, the terms of this Intercreditor Agreement shall govern even if part or all of the Senior Debt or the Liens securing payment and performance thereof are not perfected or are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

         2.4 RIGHT TO ENFORCE AGREEMENT. Until the payment in full of the Senior Debt, Senior Creditors shall have the exclusive right to manage, perform and enforce the terms of the Senior Creditor Agreements with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral in accordance with the rights of Senior Creditors. Noteholder Creditors shall not have any right to direct Senior Creditor Agent to exercise any right, remedy or power with respect to the Collateral and each Noteholder Creditor consents to the exercise by Senior Creditor Agent of any such right, remedy or power. Noteholder Creditors shall not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Senior Creditor seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and Senior Creditors shall not be liable for, any action take or omitted to be taken by Senior Creditors with respect to the Collateral. On and after the payment in full of the Senior Debt and until the payment in full of the Noteholder Debt, the Noteholder Agent shall have the exclusive right to manage, perform and enforce the terms of the Noteholder Documents in respect of the Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral.

         2.5 SALE AND RELEASE OF COLLATERAL.

            (a) Notwithstanding anything to the contrary contained in any of the Agreements, until the payment in full of the Senior Debt, only Senior Creditor Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer, lease, license or other disposition of Collateral, provided that
(i) any sale, transfer, lease, license or other disposition of Collateral shall be conducted in a commercially reasonable manner and (ii) in no event shall Noteholder Agent or any Noteholder take any action to hinder, delay or prevent any sale, transfer, lease, license or other disposition of Collateral, or the terms hereof allowing such sale, transfer, lease, license or other disposition of Collateral, not be deemed fulfilled as a result of any claim by Noteholder Agent or any Noteholder that any such sale, transfer, lease, license or other disposition of Collateral has not been conducted in a commercially reasonable manner and (iii) the failure of Noteholder Agent or any Noteholder to take such action shall not be deemed to waive or release any claims of Noteholder Agent or such Noteholder as a result of any such sale, transfer, lease, license or other disposition of Collateral not being conducted in a commercially reasonable manner. After payment in full of the Senior Debt and until the payment in full of the Noteholder Debt, only Noteholder Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer, lease, license or other disposition of Collateral. Any sale, transfer, lease, license or other disposition of Collateral by Noteholder Agent shall be conducted in a commercially reasonable manner.

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            (b) As to any sale, transfer, lease, license or other disposition of any Collateral, Noteholder Agent shall (i) be deemed to have automatically and without further action released and terminated any Liens it may have on the Collateral to the extent such Collateral is sold, transferred, leased, licensed or otherwise disposed of either by Senior Creditor Agent, any agent of Senior Creditor Agent, or any Debtor with the consent of Senior Creditor Agent, (ii) be deemed to have authorized Senior Creditor Agent to file UCC amendments and terminations covering the Collateral so sold, transferred, leased, licensed or otherwise disposed of as to UCC financing statements between any Debtor and Noteholder Creditor to evidence such release and termination, (iii) promptly upon the request of Senior Creditor Agent execute and deliver such other release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as Senior Creditor Agent may require in connection with such sale, transfer, lease, license or other disposition by Senior Creditor Agent, Senior Creditor Agent's agents or any Debtor with the consent of Senior Creditor Agent to evidence and effectuate such termination and release, and (iv) be deemed to have consented under the Noteholder Agreements to such sale or other disposition; PROVIDED, THAT, (A) any such release or UCC amendment or termination by Noteholder Agent shall not extend to or otherwise affect any of the rights, if any, of Noteholder Agent to the proceeds from any such sale, transfer, lease, license or other disposition of Collateral and (B) the proceeds of such sale, transfer, lease, license or other disposition shall be applied to the Senior Debt to the extent required under the terms of the Senior Creditor Loan Agreement as in effect on the date hereof, except that, in addition to any other right of a Debtor to reinvest such proceeds provided for in the Senior Creditor Loan Agreement as in effect on the date hereof, Senior Creditor Agent may, at its option, agree to allow up to $1,000,000 of the proceeds from any such sale, transfer, lease, license or other disposition of Collateral (or related series of such transactions) to be used within one hundred eighty (180) days of the receipt of such proceeds to reinvest in the operations and business of a Debtor and (C) notwithstanding anything to the contrary in this Agreement, as to any sale, transfer, lease, license or other disposition of any Collateral in an Insolvency Proceeding, a Noteholder may exercise such rights and remedies as it may have as an unsecured creditor in such Insolvency Proceeding with respect to such sale, transfer, lease, license or other disposition of any Collateral.

            (c) Noteholder Agent, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Creditor Agent and any officer or agent of the Senior Creditor Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Noteholder Agent or such holder or in the Senior Creditor Agent's own name, from time to time in the Senior Creditor Agent's discretion, for the purpose of carrying out the terms of this Section 2.5, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 2.5, including any termination statements, endorsements or other instruments of transfer or release. Nothing contained in this Agreement shall be construed to modify the obligation of Senior Creditor Agent to act in a commercially reasonable manner in the exercise of its rights to sell, lease, license, exchange, transfer or otherwise dispose of any Collateral.

         2.6 LIMITATION ON REMEDIES.


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            (a) Except as specifically provided in Section 2.6(b),
notwithstanding any rights or remedies available to the Noteholder Agent or any Noteholder under any of the Noteholder Agreements, applicable law or otherwise, prior to the payment in full of the Senior Debt, the Noteholder Agent and the Noteholders shall not, directly or indirectly, (i) seek to collect from any Debtor (including, without limitation, from or by way of any Collateral) any of the Noteholder Debt or exercise any of its rights or remedies upon a default or event of default by any Debtor under the Noteholder Agreements or otherwise,
(ii) seek to foreclose, enforce or realize upon (judicially or non judicially) their Liens on any Collateral or assert any claims or interests therein (including, without limitation, by setoff, compensation or notification of account debtors), (iii) commence any action or proceeding against any Debtor or its properties under the U.S. Bankruptcy Code or any other Insolvency Proceeding, or (iv) take any other action against any of the Collateral.

            (b) Notwithstanding anything to the contrary contained in Section 2.6(a) above, Noteholder Agent shall have the right to take action to enforce its Liens on any of the Collateral or assert any claims or interests therein, or exercise any other similar remedies with respect thereto or commence any action or proceeding against any Debtor under the U.S. Bankruptcy Code or any other Insolvency Proceeding, subject at all times to the provisions of Section 2.2,
Section 3 and the other provisions of this Intercreditor Agreement, commencing one hundred eighty (180) days after the date of the receipt by Senior Creditor Agent of written notice from Noteholder Agent that either Debtors have failed to make a regularly scheduled payment of interest when due, or redeem the principal amount of the Convertible Notes at the final maturity date thereunder, in each case under the terms of the Convertible Notes as in effect on the date hereof, or the Noteholders owed more than fifty (50%) percent of the principal amount of the Convertible Notes have exercised their option to require Summit to redeem the Convertible Notes in accordance with their terms as in effect on the date hereof as a result of an event of default under the Convertible Notes and Debtors have failed to pay to such Noteholders that have exercised such option the amount required as a result thereof when due, PROVIDED, THAT in either case
(i) in such event of default is continuing and has not been waived or cured and
(ii) Senior Creditor Agent or any other Senior Creditor is not diligently pursuing in good faith the exercise of an Enforcement Action and(iii) such one hundred eighty (180) day period shall be tolled for any period during which both the Senior Creditor Agent and the other Senior Creditors, on the one hand, and the Noteholder Agent and the Noteholders, on the other hand, are stayed by an order issued in any Insolvency Proceeding or by any other court of competent jurisdiction from exercising any Enforcement Action.

            (c) Section 2.6(a) shall not be construed to in any way limit or impair the right of: (a) a Creditor to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by Senior Creditor Agent or any Senior Creditor, or (b) the Noteholder Agent and the Noteholders to join (but not control) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Collateral initiated by the Senior Creditor Agent or any other Senior Creditor, so long as it does not delay or interfere in any material respect with the exercise by the Senior Creditor Agent or such Senior Creditor of its rights as provided in this Intercreditor Agreement.

         2.7 DELIVERY OF COLLATERAL. Until the payment in full of the Senior Debt, in the event that any Noteholder Creditor shall obtain possession, custody or control of any of the Collateral, such Noteholder Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditors, and shall immediately transfer and deliver such Collateral to Senior Creditor Agent (together with any endorsement or assignment of such Noteholder Creditor where necessary or desirable). In the event of the failure of any Noteholder Creditor to make any such endorsement or assignment to Senior Creditor Agent, Senior Creditor Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of such Noteholder Creditor to make the same. In the event that at any time all or part of any payment with respect to the Senior Debt previously made is rescinded or required to be returned for any reason, such Noteholder Creditor shall promptly deliver to Senior Creditor Agent any Collateral then held by it and the provisions of this Intercreditor Agreement shall be reinstated as if such payment had not been made.

         2.8 BAILEE FOR PERFECTION. Each Creditor hereby appoints the other Creditors, and each hereby agrees to serve, as agent and bailee for the other Creditors for the purpose of perfecting their respective Liens on any of the Collateral and any Creditor that at any time has any Collateral in its possession or control (as such term is defined in the UCC) acknowledges that it holds and will hold possession or control of such Collateral for the benefit of Senior Creditor Agent and the Noteholder Agent. Each Creditor shall not have any duty to protect or preserve any rights pertaining to any of such Collateral held or controlled by it and each Creditor hereby waives and releases the other Creditors from all claims and liabilities at any time arising pursuant to the role of agent and bailee with respect to the Collateral held or controlled by it, so long as the bailee Creditor shall use the same degree of care with respect thereto as it uses for similar property pledged to it as collateral for indebtedness of others to it. Subject to Section 2.7 above, Senior Creditor Agent shall, after the payment in full of the Senior Debt, deliver the remainder of any Collateral, if any, then in its possession to the Noteholder Agent or terminate its control of any Collateral subject to such control (or at Senior Creditor's option, take such other reasonable actions so as to transfer its rights with respect thereto to Noteholder Agent), except in the event and to the extent (a) any Senior Creditor has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the Senior Debt, (b) such Collateral is sold or otherwise disposed of by any Senior Creditor or by a Debtor as provided herein or (c) it is otherwise required by any order of any court or other governmental authority or applicable law or would result in the risk of liability of any Senior Creditor to any third party.

         2.9 OPPORTUNITY TO CURE. Senior Creditor Agent, on behalf of the other Senior Creditors shall have the right, but not any obligation, to cure for the account of Debtors any default by any Debtor under the Noteholder Agreements at any time within thirty (30) days after the date of the receipt by Senior Creditor Agent of written notice from the Noteholder Agent of an event of default under the Noteholder Agreements or the applicable cure period provided for in the Noteholder Agreements if longer (and if a payment default on an unaccelerated basis). In no event shall Senior Creditor Agent or any other Senior Creditor by virtue of the payment of amounts, or performance of any obligation required to be paid or performed by any Debtor, be deemed to have assumed any obligation of any Debtor to any Noteholder Creditor or any other person.

         2.10 NEW LIENS. Until the payment in full of the Senior Debt, each Debtor agrees not to grant any Lien on any of its assets in favor of either Senior Creditor Agent or Noteholder Agent in respect of the Senior Debt or Noteholder Debt, respectively, unless such Debtor has granted a similar Lien on such assets in favor of the other Agent.

         2.11 NOTICES. Each Agent shall give to the other Agent concurrently with the giving thereof to any Debtor, (a) a copy of any written notice by such Agent or any Creditor for which it is an agent of either an event of default under its Agreements with any Debtor, or written notice of demand of payment from any Debtor, and (b) a copy of any written notice sent by such Agent or such Creditor to any Debtor at any time an event of default under its Agreements with any Debtor exists stating such Agent's or Creditor's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; PROVIDED, THAT, the failure of any party to give notice as required hereby shall not affect the relative priorities of the respective Liens of Agents and Creditors as provided herein or the validity or effectiveness of any such notice as against any Debtor. Any such notice shall not be deemed a Default Notice for purposes hereof unless such notice expressly so states. Debtors hereby authorize and consent to each Agent and other Creditor sending any such notices or providing any other information to the other Agent or Creditors and hereby waive and release any claim or cause of action against any Agent or Creditor as a result of such notice or providing such information.

         2.12 INSURANCE. Subject to the priorities and respective rights of Creditors and Agents contained in this Intercreditor Agreement, each Agent shall be entitled to be designated secured party and to obtain loss payee endorsements and additional insured status with respect to any and all policies of insurance now or hereafter obtained by any Debtor with respect to the Collateral.

         3. SUBORDINATION OF NOTEHOLDER DEBT

         3.1 SUBORDINATION. Each Noteholder Creditor hereby subordinates its right to payment and satisfaction of the Noteholder Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all Senior Debt.

         3.2 PERMITTED PAYMENTS. Notwithstanding anything to the contrary contained in Section 3.1, Senior Creditors hereby agree that, except as otherwise provided in Section 3.3 hereof, Debtors may make and Noteholders Creditors may receive and retain regularly scheduled payments of principal and interest, on an unaccelerated basis, in respect of the Noteholder Debt in accordance with the terms of the Noteholder Agreements as in effect on the date hereof.

         3.3 RESTRICTIONS ON PAYMENTS ON NOTEHOLDER DEBT.

            (a) No payment will be made or required to be made on account or in respect of any Noteholder Debt at any time on or after the receipt by the Noteholder Agent of a Default Notice with respect to the occurrence of a Senior Creditor Default as the result of the failure of any Debtor to make any payment under the Senior Creditor Agreements when due (whether at the maturity thereof, or upon demand therefor or upon acceleration of maturity or otherwise) of all or any portion of the Senior Debt, whether principal or interest or any other amounts constituting Senior Debt (a "Payment Default"), which notice shall specify that it is a Default Notice delivered pursuant to this Section 3.3(a), unless and until the payment in full of the Senior Debt or Senior Creditor Agent has been instructed by the Required Lenders (as such term is defined in the Senior Credit Agreement) that such default has been cured or waived in writing in accordance with the terms of the Senior Creditor Agreements.

            (b) No payment will be made or required to be made on account or in respect of the Noteholder Debt at any time on or after the receipt by Noteholder Agent of a Default Notice with respect to any Senior Creditor Default other than a Payment Default, which notice shall specify that it is a Default Notice delivered pursuant to this Section 3.3(b), provided, that, (i) this Section 3.3(b) shall not prevent the making of any such payment after the date which is one hundred eighty (180) days after the date of the Default Notice (or if earlier, at any time after the date such Default Notice is terminated (A) by written notice from Senior Creditor Agent to Noteholder Agent, (B) by payment in full of the Senior Debt, or (C) the Senior Creditor Default specified in the Default Notice has been cured or waived in writing by Senior Creditor Agent), unless a Payment Default exists or any Insolvency Proceeding occurs, (ii) no Default Notice under this Section 3.3(b) may be sent as a result of any Senior Creditor Default which was existing at the time of any prior Default Notice of which Senior Creditor Agent had actual knowledge at the time of sending such prior Default Notice unless such Senior Creditor Default shall have been cured for not less than ninety (90) days and is subsequently determined by Senior Creditor Agent to be a new Senior Creditor Default and (iii) in no event may the number of days during which any Default Notice under this Section 3.3(b) be in effect be more than one hundred eighty (180) days in any three hundred sixty-five (365) day period.

            (c) Upon the termination of any period as provided in this Section during which payments on account or in respect of the Noteholder Debt are not permitted, Debtors shall make all payments permitted pursuant to Section 3.2 whether current or past due to Noteholders and shall resume all other required payments under the terms of the Noteholder Agreements (as in effect on the date hereof), subject to the terms hereof, provided that as to any past due payments in no event shall such payments be made if after giving effect thereto, there is or would be a Senior Creditor Default (and including any failure to comply with any financial covenant on a pro forma basis based on the most recent financial information received by Senior Creditor Agent).

         3.4 DISTRIBUTIONS.

            (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Debtor or the proceeds thereof to the creditors of any Debtor or readjustment of the obligations and indebtedness of any Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of any Debtor or any other Insolvency Proceeding, or upon the sale of all or substantially all of any Debtor's assets, then, and in any such event, (i) Senior Creditors shall first receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Noteholder Debt, and (ii) Senior Creditors shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which is payable or deliverable in respect of any or all of the Noteholder Debt, except that a Noteholder Creditor may receive any securities of any Debtor issued pursuant to a plan of reorganization in any case under the U.S. Bankruptcy Code or by the corporation succeeding to such Debtor pursuant to such plan of reorganization, if such securities are subordinate and junior at least to the extent of the Noteholder Debt as provided herein to the payment in full of all of the Senior Debt and to the payment of any Senior Debt issued in exchange or substitution for any Senior Debt then outstanding.

            (b) Each Noteholder Creditor hereby authorizes and empowers the Senior Creditor Agent, for the benefit of itself and the other Senior Creditors, in any Insolvency Proceeding to file a proof of claim on behalf of such Noteholder Creditor with respect to the Noteholder Debt owing to such Noteholder Creditor (i) if such Noteholder Creditor fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (ii) if the Senior Creditor Agent, in good faith, determines that any statements or assertions in a proof of claim filed by such Noteholder Creditor are not consistent with the terms and conditions hereof; provided, that, any failure of the Senior Creditor Agent to file such proof of claim shall not be deemed to be a waiver by any Senior Creditor of any of the rights and benefits granted herein by any Noteholder Creditor. Each Noteholder Creditor shall provide Senior Creditor Agent with a copy of any proof of claim filed by such Noteholder Creditor in any Insolvency Proceeding.

            (c) Each Noteholder Creditor hereby irrevocably grants the Senior Creditor Agent authority and power in any Insolvency Proceeding, unless and until this Intercreditor Agreement is terminated in accordance with its terms:
(i) to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Noteholder Debt; and (ii) to take such other action as may be necessary or advisable to effectuate the foregoing. Each Noteholder Creditor shall provide to the Senior Creditor Agent all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence. To the extent necessary for Senior Creditor Agent to realize the benefits of the subordination of the Noteholder Debt provided for herein (including the right to receive any payment and distributions which might otherwise be payable or deliverable in respect of the Noteholder Debt in any proceeding described in Section 3.4(a) or otherwise), each Noteholder Creditor shall execute and deliver to Senior Creditor Agent such instruments or documents (together with such assignments or endorsements as Senior Creditor Agent shall deem necessary), as may be requested by Senior Creditor Agent.

            (d) Each Noteholder Creditor hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Intercreditor Agreement, otherwise act in any Insolvency Proceeding relative to the applicable Debtor (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), such Noteholder Creditor shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of any of the Senior Creditor Agreements or the liens and security interests granted to any Senior Creditor with respect to the Senior Debt, (B) the rights and duties of the Senior Creditors established in the Senior Creditor Agreements, or (C) the validity or enforceability of this Intercreditor Agreement; (ii) seek, or acquiesce in any request, to dismiss any Insolvency Proceeding or to convert an Insolvency Proceeding under Chapter 11 of the U.S. Bankruptcy Code to a case under Chapter 7 of the U.S. Bankruptcy Code; (iii) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for the applicable Debtor; (iv) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides that for the payment in full of the Senior Debt or unless the Senior Creditors have approved of the treatment of their claims with respect to the Senior Debt under such plan; (v) object to the treatment under a plan of reorganization or arrangement of the claims with respect to the Senior Debt; (vi) seek relief from the automatic stay of Section 362 of the U.S. Bankruptcy Code or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral; or
(vii) directly or indirectly oppose any relief requested or supported by the Senior Creditors in connection with the exercise by any Senior Creditor of its rights or remedies, including any sale or other disposition of property free and clear of the Liens of Noteholder Agent or any Noteholder Creditor under Section 363(f) of the U.S. Bankruptcy Code or any other similar provision of applicable law.

            (e) Neither the Senior Creditor Agent nor any of the other Senior Creditors shall in any event be liable for: (i) any failure to prove the Noteholder Debt; (ii) any failure to exercise any rights with respect thereto;
(iii) any failure to collect any sums payable thereon; or (iv) any impairment or nonpayment of the Noteholder Debt that results, directly or indirectly, from the exercise by the Senior Creditor Agent or the other Senior Creditors of any of their rights or remedies under this Intercreditor Agreement, the Senior Creditor Agreements or under applicable law.

         3.5 PAYMENTS RECEIVED BY ANY NOTEHOLDER CREDITOR. Until the payment in full of the Senior Debt, should any payment or distribution or security or instrument or proceeds thereof be received by any Noteholder Creditor in respect of the Noteholder Debt other than as permitted under Section 3.2 hereof, such Noteholder Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditors, segregated from other funds and property of such Noteholder Creditor and shall forthwith deliver the same to Senior Creditor Agent (together with any endorsement or assignment of such Noteholder Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of such Noteholder Creditor to make any such endorsement or assignment to Senior Creditor Agent, Senior Creditor Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of such Noteholder Creditor to make the same.

         3.6 INSTRUMENT LEGEND AND NOTATION. Any instrument at any time evidencing the Noteholder Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt in accordance with and otherwise subject to the terms and conditions of this Intercreditor Agreement, and (a) after being so marked, upon the request of Senior Creditor Agent, copies thereof shall be delivered to Senior Creditor Agent and (b) the original of any such instrument shall be immediately delivered to Senior Creditor Agent upon Senior Creditor Agent's request, at any time on or after the occurrence of an event of default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Senior Creditor Agent or any of its officers or employees, are hereby irrevocably authorized on behalf of each Noteholder Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Noteholder Debt to the subordination thereof contained in this Intercreditor Agreement.

         4. REPRESENTATIONS AND WARRANTIES

         4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES.

            (a) The Noteholder Agent and each Noteholder represents and warrants (in each case severally only for itself and not jointly) to Senior Creditors that:

               (i) the execution, delivery and performance of this Intercreditor Agreement by Noteholder Agent is within its powers in its capacity as agent for the Noteholders, has been duly authorized by the Noteholders Creditors (in accordance with the requirements of the Securities Purchase Agreement), and does not contravene any law, any provision of any of the Noteholder Agreements or any agreement to which Noteholder Agent or any Noteholder Creditor is a party or by which it is bound;

               (ii) the Noteholder Agent has been duly appointed and constituted as agent to act for and on behalf of each Noteholder and has been irrevocably authorized to execute and deliver this Intercreditor Agreement for itself and on behalf of each Noteholder and to perform all of its obligations hereunder, and to take such actions on behalf of each Noteholder as may be required of it under the terms hereof, without any further consent or approval of any Noteholder;

               (iii) the Noteholder Agent and such Noteholder have not been granted and do not have any Liens upon the assets and properties of any Debtor pursuant to the Noteholder Agreements, except to the extent of the Liens granted by Debtors to the Noteholder Agent in its capacity as agent on behalf and for the benefit of such Noteholder pursuant to the Noteholder Agreements;

               (iv) this Intercreditor Agreement constitutes the legal, valid and binding agreement of Noteholder Agent and such Noteholder and is enforceable in accordance with its terms and by holding any Convertible Note, shall be binding on such Noteholder acting by and through the Noteholder Agent as its agent, notwithstanding that such Noteholder is not a signatory hereto.

            (b) The Senior Creditor Agent and each Senior Creditor represents and warrants (in each case severally only for itself and not jointly) to Noteholder Creditors that:

               (i) the execution, delivery and performance of this Intercreditor Agreement by Senior Creditor Agent is within its powers in its capacity as agent for the other Senior Creditors, has been duly authorized by the other Senior Creditors, and does not contravene any law, any provision of any of the Senior Creditor Agreements or any agreement to which Senior Creditor Agent or any Senior Creditor is a party or by which it is bound;

               (ii) this Intercreditor Agreement constitutes the legal, valid and binding agreement of Senior Creditor Agent and such Senior Creditor and is enforceable in accordance with its terms and shall be binding on such Senior Creditor acting by and through the Senior Creditor Agent as its agent, notwithstanding that such Senior Creditor is not a signatory hereto.

         4.2 WAIVERS; CONSENT TO AMENDMENTS. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, any Debtor by any Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Noteholder Creditor and any Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtors, in the Agreements). Each Noteholder Creditor also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, extension, renewal, or restatement of any of the Senior Debt or the Senior Creditor Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt (subject to Section 2.2 hereof), the interest rate, fees, other charges, or any collateral, except that the Noteholder Creditors do not consent to (i) to increase the applicable margin for Reference Rate Loans or LIBOR Rate Loans (as each of such terms is defined in the Senior Creditor Loan Agreement) by more than four (4%) percent above the highest margin provided for therein as of the date hereof (provided, that, the foregoing shall not be construed to apply to or limit increases as a result of (A) changes in the Reference Rate or LIBOR Rate, as such terms are defined in the Senior Creditor Loan Agreement or (B) a Senior Creditor Default) or (ii) to extend the maturity date of the Senior Debt to a date after the date of any extension of the maturity of any Convertible Note or if later, November 6, 2012, (b) the taking, exchange, surrender and releasing of Collateral or guarantees now or at any time held by or available to any Senior Creditor for the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any Collateral, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or
(e) the election by any Senior Creditor in any proceeding instituted under the U.S. Bankruptcy Code, of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of any Noteholder Creditor hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Intercreditor Agreement.

         4.3 SUBROGATION; MARSHALLING. Noteholder Creditors shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Noteholder Debt or of any Collateral or guarantees or evidence of any thereof until payment in full of the Senior Debt. Each Noteholder Creditor hereby waives any and all rights to have any Collateral or any part thereof granted to any Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by any Senior Creditor or Debtor.

         4.4 NO OFFSET. In the event any Noteholder Creditor at any time incurs any obligation to pay money to a Debtor, such Noteholder Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by such Noteholder Creditor to any Debtor in connection with any such transaction any amounts such Noteholder Creditor claims are due to it with respect to the Noteholder Debt, until the payment in full of the Senior Debt.

         5. NOTEHOLDER PURCHASE OPTION

         5.1 EXERCISE OF OPTION. On and after a Senior Creditor Default and written demand by Senior Creditors for payment of all of the Senior Debt pursuant to such Senior Creditor Default, Noteholder Agent shall have the option, for itself and any Noteholder, to purchase all (but not less than all) of the Senior Debt from the Senior Creditors. Noteholder Agent shall notify Senior Creditor Agent of its election to exercise such option within thirty (30) days of the receipt by

Noteholder Agent of notice of such written demand for payment on Debtors by Senior Creditors. Such notice from Noteholder Agent to Senior Creditor Agent shall be irrevocable.

         5.2 PURCHASE AND SALE. On the date specified by Noteholder Agent in such notice (which shall not be less than five (5) Business Days, nor more than twenty (20) days, after the receipt by Senior Creditor Agent of the notice from Noteholder Agent of its election to exercise such option), Senior Creditors shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to Noteholder Agent, acting for itself and any Noteholder, and Noteholder Agent shall purchase from Senior Creditors, all of the Senior Debt. Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, Senior Creditors shall retain all rights under the Senior Creditor Agreements to be indemnified or held harmless by Debtors in accordance with the terms thereof.

         5.3 PAYMENT OF PURCHASE PRICE.

            (a) Upon the date of such purchase and sale, Noteholder Agent shall
(i) pay to Senior Creditor Agent for the account of the Senior Creditors as the purchase price therefor the full amount of all of the Senior Debt then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses) and including the early termination fee provided for in the Senior Creditor Loan Agreement, but not the Senior Debt described in clause (ii) of this section, (ii) payment in full in immediately available funds of cash collateral (or at the option of Senior Creditor Agent, instead of such cash collateral, the delivery to Senior Creditor Agent of a letter of credit, in form and substance reasonably satisfactory to Senior Creditor Agent, by an issuer acceptable to Senior Creditor Agent and payable to Senior Creditor Agent as beneficiary) for (A) letters of credit issued under or pursuant to the Senior Creditor Loan Agreement in an amount equal to one hundred five (105%) percent of the amount of such letters of credit, (B) any payments that have been provisionally credited to the Senior Debt and for which Senior Creditor Agent or other Senior Creditors have not received final payment, (C) any continuing obligations (contingent or otherwise) that Senior Creditor Agent or any Senior Creditor has pursuant to any Control Agreement (as such term is defined in the Senior Creditor Loan Agreement), and
(D) liabilities of Senior Creditors in respect of matters or circumstances known to a Senior Creditor at the time which are reasonably expected to result in any loss, cost, damage or expense (including attorneys' fees and legal expenses) to any Senior Creditor for which Senior Creditors are entitled to indemnification by Debtors, (iii) agree to reimburse Senior Creditors for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the Senior Debt, and/or as to which Senior Creditors have not yet received final payment.

            (b) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Senior Creditor Agent as Senior Creditor Agent may designate in writing to Noteholder Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by Noteholder Agent to the bank account designated by Senior Creditor Agent are received in such bank account prior to 12:00 noon, New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by Noteholder Agent to the bank account designated by Senior Creditor Agent are received in such bank account later than 12:00 noon, New York City time.

         5.4 REPRESENTATIONS UPON PURCHASE AND SALE. Such purchase shall be expressly made without representation or warranty of any kind by Senior Creditors as to the Senior Debt, the Collateral or otherwise and without recourse to Senior Creditors, except that each Senior Creditor shall represent and warrant, severally, as to it: (a) the amount of the Senior Debt being purchased from it are as reflected in the books and records of such Senior Creditor (but without representation or warranty as to the collectibility, validity or enforceability thereof), (b) that such Senior Creditor owns the Senior Debt being sold by it free and clear of any liens or encumbrances and (c) such Senior Creditor has the right to assign the Senior Debt being sold by it and the assignment is duly authorized. Upon the purchase by Noteholder Agent or any Noteholder Creditor of the Senior Debt, Noteholder Agent and such Noteholder Creditors agree to indemnify and hold Senior Creditors harmless from and against all loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) suffered or incurred by Senior Creditors arising from or in any way relating to acts or omissions of Noteholder Agent or any of the other Noteholder Creditors after the purchase.

         6. MISCELLANEOUS

         6.1 AMENDMENTS. Any waiver, permit, consent or approval by any Creditor of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.

         6.2 SUCCESSORS AND ASSIGNS.

            (a) This Intercreditor Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each Creditor and its respective successors, participants and assigns.

            (b) Senior Creditors reserve the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the Collateral securing same; provided, that, Noteholder Creditors shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through a Senior Creditor. In connection with any participation or other transfer or assignment, a Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which such Senior Creditor now or hereafter may have relating to the Senior Debt or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement.

            (c) Noteholder Agent agrees to execute and deliver an agreement for itself and the Noteholders containing terms substantially identical to those contained herein in favor of any assignee or transferee of any or all of the Senior Debt, or any or all rights of Senior Creditors in the property of Debtor (other than pursuant to a participation) or any third person who otherwise refinances, succeeds to or replaces any or all of the Senior Creditors' financing of Debtors pursuant to the Senior Creditor Agreements.

         6.3 INSOLVENCY. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against any Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof and any other Insolvency Proceedings, and all references herein to any Debtor shall be deemed to apply to a trustee for such Debtor and such Debtor as debtor in possession. The relative rights of Senior Creditors and Noteholder Creditors to repayment of the Senior Debt and the Noteholder Debt, respectively, and in or to any distributions from or in respect of any Debtor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, such Debtor as debtor in possession. This Intercreditor agreement shall constitute a subordination agreement for the purposes of Section 510(a) of the U.S. Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms. In the event that an Insolvency Proceeding is filed in a jurisdiction other than the United States or is governed by any law of another jurisdiction other than the United States, each reference in this Agreement to a section of the U.S. Bankruptcy Code shall be deemed to refer to the substantially similar or corresponding provision of the law applicable to such Insolvency Proceeding, or in the absence of any specific similar or corresponding provision of the law, such other general law as may be applied in order to achieve substantially the same result as would be achieved under each applicable section of the U.S. Bankruptcy Code.

         6.4 BANKRUPTCY FINANCING. If any Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if a Senior Creditor desires to permit the use of cash collateral or to provide financing to such Debtor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, each Noteholder Creditor agrees as follows: (a) adequate notice to such Noteholder shall have been provided for such financing or use of cash collateral if Noteholder Agent receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by such Noteholder Creditor, nor will such Noteholder Creditor support any other person objecting to, any such financing or use of cash collateral on the ground of a failure to provide "adequate protection" for the junior Liens of Noteholder Agent on the Collateral or any other grounds, so long as (i) the interest rate and other terms are commercially reasonable under the circumstances, (ii) to the extent of the secured claim of Noteholder Agent against such Debtor, Noteholder Agent receives a replacement Lien on the same post-petition assets of such Debtor as are subject to the Lien of Noteholder Agent, and with the same priority relative to the Lien of Senior Creditor Agent as existed with respect to such types of assets, immediately prior to the commencement of such Insolvency Proceeding, (iii) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement, (iv) the aggregate principal amount of the Senior Debt arising before and after the commencement of the Insolvency Proceeding shall not exceed the Maximum Senior Debt and (v) the terms of the order of the Bankruptcy Court approving such financing or use of cash collateral does not compel the applicable Debtor to seek confirmation of a specific plan of reorganization for which the material terms are set forth in the terms of such order or related agreement. Without limiting the generality of the foregoing, no Noteholder Creditor shall seek to obtain, or obtain, a priming or pari passu Lien on any Collateral in any Insolvency Proceeding or object to the treatment under a plan of reorganization or arrangement of the claims with respect to the Senior Debt to the extent that such treatment provides for payments or distributions in respect of the Collateral in accordance with the priorities of the right to payment and Liens set forth in this Intercreditor Agreement. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by
Section 6.6 hereof, to Noteholder Agent.

         6.5 PRIORITIES UNAFFECTED BY ACTION OR INACTION. The lien priorities and priorities in right of payment provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Debt or the Noteholder Debt, nor by any action or inaction which any Creditor may take or fail to take in respect of the Collateral or the Senior Debt or Noteholder Debt, as the case may be.

         6.6 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

          To Senior Creditors           Fortress Credit Corp., as Agent
                                        1345 Avenue of the Americas
                                        New York, New York 10105
                                        Attention: Glenn Cummings
                                        Telephone:  212-798-6100
                                        Facsimile: 212-202-3685

          To Noteholder Creditors:      Law Debenture Trust Company of New York,
                                        as Agent
                                        767 Third Avenue, 31st Floor
                                        New York, NY 10017
                                        Attention: Boris Treyger
                                        Telephone: 212-750-6474
                                        Facsimile:  212-750-1361


Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 6.6, but such change shall not be effective until notice of such change has been received by the other Creditors.

         6.7 COUNTERPARTS. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

         6.8 GOVERNING LAW. The validity, construction and effect of this Intercreditor Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

         6.9 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each of the parties hereto hereby irrevocably consents to the non exclusive jurisdiction of the courts of the State of New York in New York County and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Intercreditor Agreement.

         6.10 COMPLETE AGREEMENT. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

         6.11 NO THIRD PARTIES BENEFITTED. Except as expressly provided in
Section 5.2, this Intercreditor Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

         6.12 DISCLOSURES; NON RELIANCE. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of any Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Noteholder Debt or Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Debtor's title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

         6.13 TERM. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the earlier of payment in full of all Noteholder Debt or payment in full of all Senior Debt (provided that for purposes of this Section 6.13, the term "payment in full" as to the Senior Debt shall include all amounts owing to Senior Creditors up to and including, and in excess of, the Maximum Senior Debt).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                                  FORTRESS CREDIT CORP., as Senior Creditor
                                  Agent

                                  By:
                                     -----------------------------------------

                                  Title:
                                        --------------------------------------



                                  LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Noteholder Agent

                                  By:
                                     -----------------------------------------

                                  Title:
                                        --------------------------------------



         Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

         Each of the undersigned agrees that any Creditor holding Collateral does so as bailee (under the UCC) for the other and is hereby authorized to and may turn over to such other Creditor upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Creditor have been fully paid and performed.

         Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, (ii) in the event of a breach by the undersigned or any Noteholder Creditor of any of the terms and provisions contained in the foregoing Intercreditor Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements, (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Creditor to effectuate the provisions and purposes of the foregoing Intercreditor Agreement and (iv) the Intercreditor Agreement may be amended or supplemented from time to time without notice to, or the consent of, any of the undersigned.

                                  MARITIME LOGISTICS US HOLDINGS INC.

                                  By:
                                     -----------------------------------------

                                  Title:
                                        --------------------------------------



                                  OTHER BORROWERS AND
                                  GUARANTORS TO BE INSERTED

                                    EXHIBIT A
                                       to
                             INTERCREDITOR AGREEMENT

                                    BORROWERS

                       Maritime Logistics Us Holdings Inc.
                       Summit Logistics International Inc
                            Sea Master Logistics Inc.
                         Amerussia Shipping Company Inc.
                             Fashion Marketing, Inc.
                              FMI International Llc
                         FMI International Corp. (West)
                             FMI International Corp.
                             Freight Management Llc
                               FMI Trucking, Inc.
                                FMI Express Corp.
                        Clare Freight, Los Angeles, Inc.
                               TUG New York, Inc.
                             Aerobic Creations, Inc.
                                  TUG USA, Inc.
                               AMR Investments Inc
                                FMI Holdco I, LLC

                                    EXHIBIT B
                                       to
                             INTERCREDITOR AGREEMENT

                                   GUARANTORS



                                      None

                                    EXHIBIT C
                                       to
                             INTERCREDITOR AGREEMENT

                                  NOTEHOLDERS